                                 PROMISSORY NOTE


                                                                 July 19, 1999


      FOR VALUE RECEIVED, the undersigned, National Propane L.P. a Delaware limited partnership (the "Company"), promises to pay to the order of Columbia Propane Corporation, ("Lender"), in lawful money of the United States of America and immediately available funds, the unpaid Principal Amount of each Borrowing made by the Lender to the Company pursuant to the Loan Agreement, dated July 19, 1999, between the Lender and the Company (the "Agreement"). The Company promises to pay interest on the unpaid Principal Amount on the Interest Payment Dates and at the rate or rates provided for on the schedule attached hereto (the "Schedule"). All Borrowings, including the date thereof, the principal balance, the interest on the unpaid principle balance, the rate of interest or method of determining such rate, the maturity date of such Borrowing and the Interest Payment Dates shall be recorded by the Lender on the attached Schedule. Any principal or interest not paid when due shall bear interest from maturity until paid in full at a default rate of interest as specified in the Agreement.

      Upon the happening of an Event of Default other than those specified in
Section 6.0l(6) or 6.0l(7) of the Agreement, the Lender may declare the Principal Amount and all accrued and unpaid interest on the Note due and payable. Upon the happening of an Event of Default specified in Section 6.0l(6) or 6.01(7) of the Agreement, the Principal Amount and all accrued and unpaid interest shall become and be immediately due and payable without any declaration or other act on the part of the Lender.

      The Company hereby authorizes the Lender to endorse on the Schedule the date, amount and maturity date of, and the interest rate with respect to, each Borrowing evidenced hereby and all payments thereof, provided that the failure to do so shall not affect the obligations of either the Company or the Lender. Additional Schedule pages may be attached hereto from time to time by Lender, as necessary.

      The Company hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

      The Company hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in the Lender's discretion after the occurrence of an Event of Default or the Company's failure to provide adequate assurances in accordance with paragraphs (a) or (b) of Section 4.04 of the Agreement, for the purposes of carrying out the Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be, in the Lender's sole judgement, necessary or desirable to accomplish the purpose of the Agreement, including, but not limited to, providing security to the Lender with respect to the Company's obligations under this Note or the Agreement. The powers conferred on the Lender hereunder are solely to allow the Lender to protect its interest in the Company's Property and shall not impose any duty upon the Lender to exercise any such powers.

      The Lender may assign this Note at any time without the consent of the Company.

      The terms of the Agreement are incorporated herein by reference. Any capitalized terms not defined herein shall have the meaning assigned to them in the Agreement.

      This Note shall be governed by and construed in accordance with the laws of the State of Delaware.


                                        NATIONAL PROPANE L.P.
                                        -----------------------------
                                                             Company

                                        CP HOLDINGS, INC.
                                        Its General Partner


                                        By: /s/ Thomas E. Perkins, Jr.
                                           -------------------------------------
                                                  Authorized Officer
                                                Thomas E. Perkins, Jr.

                            PROMISSORY NOTE SCHEDULE
               PURSUANT TO THE LOAN AGREEMENT, DATED JULY 19,1999
                                     BETWEEN

                        NATIONAL PROPANE L.P. (BORROWER)
                                       AND
                      COLUMBIA PROPANE CORPORATION (LENDER)

---------------------------------------------------------------------------------------------------------------
                         NEW ISSUE LONG-TERM DEBT
-------------------------------------------------------------------------
REFERENCE    ISSUE   MATURITY    PRINCIPAL   INTEREST       INTEREST             PREPAYMENT         OUTSTANDING
 NUMBER      DATE      DATE       AMOUNT       RATE       PAYMENT DATES       AMOUNT       DATE      BALANCE
---------------------------------------------------------------------------------------------------------------
    1      07/19/99  07/19/09  $137,997,000  Variable*  Last day of month  $137,997,000  10/19/99  $          0
---------------------------------------------------------------------------------------------------------------
    2      10/19/99  07/19/09  $137,997,000    7.65%       Mar 1/Sep 1                             $137,997,000
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               TOTAL OUTSTANDING:  $137,997,000
---------------------------------------------------------------------------------------------------------------

* Variable rate will be Columbia Energy Group operating companies' money pool rate.